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                                                                   EXHIBIT 10.28


                             REVOLVING CREDIT LINE


$8,000,000                                                  Baltimore, Maryland
                                                               October 23, 1996


        FOR VALUE RECEIVED, POLK AUDIO, INC., a corporation organized under the laws of the State of Maryland, BRITTANIA INVESTMENT CORP. (formerly known as POLK INVESTMENT CORP.), a corporation organized under the laws of the State of Delaware, POLK INTERNATIONAL SALES CORPORATION, a corporation organized under the laws of the United States Virgin Islands, and POLK AUDIO EUROPE, INC., a corporation organized under the laws of the State of Maryland (collectively, the "Borrowers"), jointly and severally, promise to pay to the order of NATIONSBANK, N.A., a national banking association (the "Lender"), the principal sum of EIGHT MILLION DOLLARS ($8,000,000) (the "Principal Sum"), or so much thereof as has been or may be advanced/readvanced to or for the account of the Borrowers pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

        1. Interest. (a) As used in this Note "Applicable Interest Rate" means the LIBOR Floating Rate (as that term is defined in the Financing Agreement). The Applicable Interest Rate shall be determined in the manner provided in the Financing Agreement.

        (b) Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the Applicable Interest Rate.




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        2.      Payments and Maturity.  The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

                (a) Interest only on the unpaid Principal Sum shall be paid at the times and in the manner set forth in the Financing Agreement.

                (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on October 31, 1998.

        The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased by the Borrower to the Principal Sum after any such reduction to zero.

        3. Default Interest. Upon the occurrence of any Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at a rate two percent (2%) per annum in excess of Applicable Interest Rate until such Event of Default is waived or cured.

        4. Late Charges. If the Borrowers shall fail to make any payment under the terms of this Note within fifteen (15) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

        5. Application and Place of Payments. All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of any prepayment fee then due hereunder, third to the payment of accrued


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and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Baltimore, Maryland or at such times and places as the Lender may at any time and from time to time designate in writing to the Borrowers.

        6. Prepayment. The Borrowers shall make mandatory prepayments as required pursuant to Section 2.2.7 of the Financing Agreement and may make such other prepayments of the Principal Sum upon the terms and conditions set forth in the Financing Agreement.

        7. Financing Agreement and Other Financing Documents. This Note is the "Revolving Credit Note" described in the Third Amendment to Financing Agreement dated the same date as this Note, which amends the Financing Agreement dated November 30, 1994 (as amended by a First Amendment to Financing Agreement dated October 15, 1995 and as further amended by a Second Amendment dated March 22, 1996 and as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement") among the Borrowers and the Lender and is one of the "Financing Documents" (as that term is defined in the Financing Agreement). The indebtedness evidenced by this
Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement.

        8. Remedies. Upon the occurrence of an Event of Default (as that term is defined in the Financing Agreement), at the option of the Lender, all amounts payable by the Borrowers to the Lender


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under the terms of this Note shall immediately become due and payable by the
Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers.

        9. Confessed Judgment. Upon the occurrence of an Event of Default, each of the Borrowers hereby authorizes any attorney designated by the Lender or any clerk of any court of record to appear for the Borrowers in any court of record and confess judgment without prior hearing against each of the Borrowers in favor of the Lender for and in the amount of the unpaid Principal Sum, all interest accrued and unpaid thereon, all other amounts payable by the Borrowers to the Lender under the terms of this Note or any of the other Financing Documents, costs of suit, and attorneys' fees of fifteen percent (15%) of the unpaid Principal Sum and interest then due hereunder. Each of the Borrowers hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which the Borrowers, or either of them, may


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otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force and which may hereafter be enacted. The authority and power to appear for and enter judgment against the Borrowers shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

        10. Expenses. The Borrowers, jointly and severally, promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.

        11. Notices. Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with the manner provided in the Financing Agreement for the giving of notices.

        12. Miscellaneous. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or


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beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

        13. Partial Invalidity. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.


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        14.     Captions.  The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

        15. Applicable Law. Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

        16. Consent to Jurisdiction. Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which the Borrowers are subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrowers as provided in this Note or as otherwise permitted by applicable law.

        17. Service of Process. Each of the Borrowers hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrowers and (ii) serving a copy thereof upon



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William H. Sirota, the agent hereby designated/the agent hereinabove designated and appointed by the Borrowers as the Borrowers' agent for service of process. The Borrowers irrevocably agree that such service shall be deemed in every respect effective service of process upon the Borrowers in any suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrowers. Nothing in this Section shall affect the right to Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Borrowers in the courts of any jurisdiction or jurisdictions.

        18. WAIVER OF TRIAL BY JURY. EACH OF THE BORROWERS HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWERS, OR EITHER OF THEM, AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO
(A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

        THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWERS, AND THE BORROWERS HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPTION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWERS FURTHER REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE





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WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

        IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by their duly authorized officers as of the date first written above.

WITNESS OR ATTEST:                      POLK AUDIO, INC.

/s/ Gary B. Davis                       By: /s/ GEORGE M. KLOPFER       (SEAL)
--------------------------------           -----------------------------
                                           George M. Klopfer,
                                           CEO

/s/ Gary B. Davis                       By: /s/ MATTHEW S. POLK, JR.    (SEAL)
--------------------------------           -----------------------------
                                           Name: Matthew S. Polk, Jr.
                                           Title: Chairman

WITNESS:                                BRITANNIA INVESTMENT CORP. (formerly
                                           known as POLK INVESTMENT CORP.)


/s/ Gary B. Davis                       By: /s/  GEORGE KLOPFER         (SEAL)
--------------------------------           -----------------------------
                                           Name: George Klopfer
                                           Title: President

WITNESS:                                POLK INTERNATIONAL SALES CORPORATION


/s/ Gary B. Davis                       By: /s/  GEORGE KLOPFER         (SEAL)
--------------------------------           -----------------------------
                                           Name: George Klopfer
                                           Title: President

WITNESS:                                POLK AUDIO EUROPE, INC.


/s/ Gary B. Davis                       By: /s/  GEORGE KLOPFER         (SEAL)
--------------------------------           -----------------------------
                                           Name: George Klopfer
                                           Title: President


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